Stock-Based Compensation	9 Months Ended
Mar. 31, 2014
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Stock-Based Compensation

11. Stock-Based Compensation

On January 6, 2014, the Company’s Board of Directors adopted the Malibu Boats, Inc. Long-Term Incentive Plan (the “Incentive Plan”). The Incentive Plan, which became effective on January 1, 2014, reserves for issuance up to 1,700,000 shares of Malibu Boats, Inc. Class A Common Stock for the Company’s employees, consultants, members of its board of directors and other independent contractors at the discretion of the compensation committee. Incentive stock awards authorized under the Incentive Plan including unrestricted shares of Class A Common Stock, stock options, SARs, restricted stock, restricted stock units, dividend equivalent awards and performance awards. As of March 31, 2014, no incentive stock awards had been granted under the Company’s Incentive Plan.

As discussed in Note 2, the LLC modified its capital structure creating a new single class of interests called LLC Units. Previously granted profits interests (formerly Class M Units) were converted into LLC Units in connection with the Recapitalization. These LLC Units are generally subject to the terms of the applicable pre-existing agreements governing the awards, including vesting and repurchase rights at fair market value adjustment upon separation. Under these agreements, the LLC units cannot be resold and unvested units are subject to forfeiture if the recipient’s employment is terminated. Forfeited unvested units are not entitled to future distributions. Furthermore, such LLC Units are not transferable, except in limited circumstances as set out in the LLC Agreement. Pursuant to the LLC Agreement, the Company has the right to determine when distributions will be made to holders of LLC Units and the amount of any such distributions. If a distribution is authorized, such distribution will be made to the holders of LLC Units (including Malibu Boats, Inc.) pro rata in accordance with the percentages of their respective LLC Units.

In connection with the Recapitalization, certain agreements related to profits interest awards previously granted in 2012 under the former LLC agreement were modified to fully vest the awards at the time of the Recapitalization and IPO transactions. As a result, the incremental fair value associated with the awards was recognized as stock compensation expense when the transactions occurred. Further, certain profits interest awards previously granted in November 2013, began vesting one-third on each of the first three anniversaries of September 30, 2014 after the completion of the IPO. Stock compensation expense attributable to the vesting of LLC Units was $2,077 and $2,141 for the three and nine months ended March 31, 2014, respectively, and $32 and $95 for the three and nine months ended March 31, 2013, respectively. Stock compensation expense is included in general and administrative expense in the Company’s condensed consolidated statement of operations. The cash flow effects resulting from restricted unit awards were reflected as noncash operating activities. As of March 31, 2014 and June 30, 2013, unrecognized compensation cost related to nonvested, share-based compensation was $3,025 and $670, respectively.